Exhibit 10.1
WAIVER AND FORBEARANCE AGREEMENT
     THIS WAIVER AND FORBEARANCE AGREEMENT (this “Agreement”) to the Credit Agreement (as defined below), dated as of October 5, 2009, is entered into among CHAMPION HOME BUILDERS CO., a Michigan corporation (the “Borrower”), CHAMPION ENTERPRISES, INC., a Michigan corporation (the “Parent”), certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in Article I below), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as the Administrative Agent (in such capacity, the “Administrative Agent”), and, solely for purposes of Articles VI and VII, each Obligor signatory hereto.
WITNESSETH:
     WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent are all parties to the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Lenders waive certain provisions of the Credit Agreement;
     WHEREAS, the Borrower has also informed the Lenders and the Administrative Agent that Events of Default have occurred under Section 9.1.1 of the Credit Agreement by reason of the Borrower’s failure to pay principal installments of the Loans, as well as interest with respect to the Loans and Letter of Credit fees and Commitment Fees due with respect to the applicable payment dates as of the end of September 2009 (the “Specified Events of Default”), and as a result of the failure by the Borrower to be in compliance with such requirements of the Credit Agreement, the Lenders and the Administrative Agent are entitled to exercise at any time all of their rights and remedies and to commence enforcement and collection actions under the Credit Agreement, the other Loan Documents and applicable law;
     WHEREAS, the Borrower has requested that the Required Lenders agree, in lieu of immediately exercising such rights and remedies and commencing such actions, to implement a forbearance period during which, among other things, the Borrower would be afforded an opportunity to formulate and propose a comprehensive restructuring with respect to its Obligations; and
     WHEREAS, the Required Lenders have agreed to the requested waiver and forbearance, but only upon the terms and subject to the conditions expressly set forth in this Agreement, and without any advance understanding or agreement by the Required Lenders or any Lender or the Administrative Agent to consent to, or grant a waiver to permit, the implementation of any restructuring proposal or the consummation of any transaction for which such consent or waiver would be required under the Credit Agreement or the other Loan Documents (including without limitation, this Agreement);

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Agreement” is defined in the preamble.
     “Borrower” is defined in the preamble.
     “Credit Agreement” is defined in the first recital.
     “Effective Date” is defined in Article IV.
     “Enforcement Actions” means, collectively, all of the rights, remedies, enforcement actions and collection actions that the Lenders and/or the Administrative Agent are entitled to exercise under the Credit Agreement (including, without limitation, under Sections 9.2 and 9.3 thereof) or the other Loan Documents or applicable law (including directing the Collateral Trustee to take any of such actions).
     “Forbearance Period” means the period from and including the Effective Date to and including the expiration time on the Forbearance Period Termination Date.
     “Forbearance Period Termination Date” means the first to occur of (a) 2:00 p.m., New York time, on October 30, 2009, (b) the moment any representation or warranty made by any Obligor in this Agreement shall prove to have been untrue, inaccurate or incomplete in any material respect on or as of the date made or deemed made, (c) the moment any Obligor shall fail in any material respect to perform, as and when required, any of their respective covenants or other obligations set forth in this Agreement, (d) the moment any Obligor shall take any action to challenge (including without limitation, to assert in writing any challenge to) the validity or enforceability of this Agreement, the Credit Agreement or any other Loan Documents or any provision hereof or thereof and (e) the moment any Default or Event of Default other than a Specified Events of Default shall occur and be continuing.
     “Lender Party” means each Lender, the Administrative Agent, the Collateral Trustee and any Issuer, and each of their respective present or former subsidiaries, affiliates, advisors, employees, attorneys, agents, officers, directors and representatives and their respective predecessors, successors, transferees and assigns.
     “Specified Events of Default” is defined in the second recital.

     SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Agreement with such meanings.
ARTICLE II
LIMITED WAIVER TO CREDIT AGREEMENT
     Subject to the occurrence of the Effective Date, certain limited provisions of the Credit Agreement are hereby waived in accordance with this Article II. Except as expressly so waived in this Article II, the Credit Agreement shall continue in full force and effect.
     SECTION 2.1. Limited Waivers as to Section 8.4(d) and (e). The Required Lenders hereby waive, until 2:00 p.m., New York time, on October 30, 2009, the requirement that the Parent and the Borrower comply with the provisions of Sections 8.4(d) and 8.4(e) of the Credit Agreement for the second and third Fiscal Quarters of 2009.
ARTICLE III
SPECIFIED EVENTS OF DEFAULT, FORBEARANCE
AND LIMITATION ON PERMITTED ACTIONS
     SECTION 3.1. Specified Events of Default. Each Obligor acknowledges and agrees that (a) the Specified Events of Default have occurred and continue to exist as of the Effective Date, and (b) absent the agreement of the Required Lenders to forbear from taking Enforcement Actions, the occurrence and continuance of the Specified Events of Default entitles the Administrative Agent, the Collateral Trustee and/or the Lenders to at any time take Enforcement Actions.
     SECTION 3.2. Forbearance Period. Subject to the terms and conditions of this Agreement, the Lenders and the Administrative Agent agree to forbear from taking any Enforcement Action as a result of the occurrence and continuance of the Specified Events of Default, during the period from and including the Effective Date until the Forbearance Period Termination Date; provided, however, that the foregoing shall not limit any action taken by the Administrative Agent, the Collateral Trustee or the Lenders to perfect, maintain or defend the Lien of the Collateral Trustee and the Secured Parties in the Collateral (as defined in the Pledge and Security Agreement) against claims of third parties or any Obligor.
     SECTION 3.3. No Waiver; Limitation on Forbearance; Limitation on Permitted Actions under Credit Agreement and on Other Actions. Each Obligor acknowledges and agrees that, notwithstanding the agreement of the Lenders and the Administrative Agent to forbear from taking Enforcement Actions during the Forbearance Period in respect of the Specified Events of Default, (a) such forbearance shall not constitute a waiver of the occurrence or the continuance of any Event of Default, and each such Event of Default which has occurred shall continue to exist after the Effective Date unless and until cured or waived by the Required Lenders (with the Administrative Agent and the Lenders expressly reserving the right to exercise any and all rights and remedies after termination of the Forbearance Period), (b) nothing contained in this

Agreement shall be construed to limit or affect the right of any Lender Party to bring or maintain during the Forbearance Period any action to enforce or interpret any provision of this Agreement, or to file or record instruments of public record (or take other action) to perfect or further protect the liens and security interests granted by the Obligors to the Lender Parties, (c) the Borrower’s right to obtain Borrowings pursuant to Article II of the Credit Agreement is suspended (except the Borrower shall be permitted to continue Loans, or convert Loans into, LIBO Rate Loans with an Interest Period of one month), and (d) no bonuses or retention payments shall be paid to employees (other than those with respect to which the Obligors are obligated to make payment under the Obligors’ management incentive compensation bonus plans in effect prior to October 1, 2009 for their plant and Star Fleet operations in an amount not to exceed $700,000) and no transfers of cash or other assets shall be made (including payments to vendors) outside the ordinary course of business consistent with past practice.
     SECTION 3.4. Enforcement Actions After Forbearance Period. Each Obligor acknowledges and agrees that, on the Forbearance Period Termination Date, the agreement of the Lenders and the Administrative Agent to forbear from taking any Enforcement Action in respect of the Specified Events of Default shall cease and be of no further force or effect, and the Lender Parties shall be entitled to immediately take Enforcement Actions under the Credit Agreement, the other Loan Documents and applicable law, all without further notice or demand, in respect of the Specified Events of Default.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
     SECTION 4.1. Conditions to Effectiveness. This Agreement shall become effective upon the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Administrative Agent (the date when all such conditions are so satisfied being the “Effective Date”):
     SECTION 4.2. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, each other Obligor, the Required Lenders and the Administrative Agent.
     SECTION 4.3. Costs and Expenses, etc. The Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to Section 12.3 of the Credit Agreement (including without limitation the fees and expenses of Willkie Farr & Gallagher LLP, special New York restructuring counsel to the Administrative Agent), if then invoiced.
     SECTION 4.4. Certificate of Authorized Officer. The Borrower shall have delivered a certificate of an Authorized Officer, solely in his or her capacity as an Authorized Officer of the Borrower and not in his or her individual capacity, certifying that, both immediately before and after giving effect to this Agreement on the Effective Date, the statements set forth in Article V hereof are true and correct.
     SECTION 4.5. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Agreement shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
     To induce the Lenders to enter into this Agreement, the Obligors represent and warrant to the Lenders as set forth below.
     SECTION 5.1. Validity, etc. This Agreement and the Credit Agreement (after giving effect to this Agreement) each constitutes the legal, valid and binding obligation of such applicable Obligor enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 5.2. Representations and Warranties, etc. Both before and after giving effect to this Agreement, the statements set forth in clause (a) of Section 5.3.1, and other than with respect to the Specified Events of Default, the statements set forth in clause (b) of Section 5.3.1, in each case of the Credit Agreement, are true and correct.
     SECTION 5.3. Amount of Obligations. Each Obligor acknowledges, represents and agrees that, (a) as of the close of business on September 30, 2009, the Obligations include, without limitation, the amounts set forth on Schedule 5.3 attached hereto on account of the outstanding unpaid amount of principal of, accrued and unpaid interest on, and fees and other obligations with respect to or in connection with, the Loans and outstanding Letters of Credit and (b) such Obligor is not disputing, and shall not dispute, the amount of such Obligations and has no right of setoff, counterclaim or other defense with respect to its obligations to repay such Obligations in full in cash.
     SECTION 5.4. Validity of Obligations. Each Obligor acknowledges and agrees that (a) such Obligor is truly and justly indebted to the applicable Lender Parties for the Obligations, without defense, counterclaim or offset of any kind, and such Obligor ratifies and reaffirms the validity, enforceability and binding nature of such Obligations, (b) such Obligor has no claim, right or cause of action of any kind against any Lender Party in connection with the Obligations, the Credit Agreement and the other Loan Documents, or the transactions contemplated hereby or thereby and (c) each Lender Party has heretofore properly performed and satisfied in a timely manner all of its obligations under or in connection with the Loan Documents.

ARTICLE VI
CONFIRMATIONS AND COVENANTS
     SECTION 6.1. Guarantees, Security Interest, Continued Effectiveness. Each Obligor hereby reaffirms, as of the Effective Date, that immediately after giving effect to this Agreement (a) the covenants and agreements made by such Obligor contained in each Loan Document to which it is a party, (b) with respect to each Obligor party to a Guaranty, its guarantee of payment of the Obligations pursuant to such Guaranty and (c) with respect to each Obligor party to the Pledge and Security Agreement or a Mortgage, its pledges and other grants of Liens in respect of the Obligations pursuant to any such Loan Document, in each case, as such covenants, agreements and other provisions are modified by and are subject to the forbearance created by this Agreement.
     SECTION 6.2. Validity, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Effective Date, that immediately after giving effect to this Agreement, each Loan Document, in each case as modified by and subject to the forbearance created by this Agreement (where applicable and whether directly or indirectly), to which it is a party continues to be a legal, valid and binding obligation of such Obligor, enforceable against such party in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 6.3. Representations and Warranties, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Effective Date, that before and after giving effect to this Agreement, as modified by and subject to the forbearance created by this Agreement, the representations and warranties set forth in each Loan Document to which such Obligor is a party are, in each case, true and correct (a) in the case of representations and warranties not qualified by references to “materiality” or a Material Adverse Effect, in all material respects and (b) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
ARTICLE VII
MISCELLANEOUS
     SECTION 7.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.
     SECTION 7.2. Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, subject to the waiver and forbearance created by this Agreement, including Articles X and XII thereof.
     SECTION 7.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 7.4. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 7.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK IN THE SAME MANNER AS PROVIDED FOR IN THE CREDIT AGREEMENT.
     SECTION 7.6. Full Force and Effect; Limited Waiver and Forbearance. Except as expressly so waived in Article II hereof, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The waiver and forbearance set forth herein shall be limited precisely as provided for herein to the provisions expressly waived and the defaults expressly forbeared herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the Loan Documents.
     SECTION 7.7. No Waiver. This Agreement is not, and shall not be deemed to be, a waiver or a consent to any Event of Default, event with which the giving of notice or lapse of time or both may result in an Event of Default, or other non-compliance now existing or hereafter arising under the Credit Agreement and the other Loan Documents, except as expressly provided for in Article II hereof.
     SECTION 7.8. Obligor Releases/Damages and Liability Limitations. Although each Lender and the Administrative Agent each regards its conduct as proper and does not believe that any Obligor has any claim, right, cause of action, offset or defense against such Lender, the Administrative Agent, any Issuer or any other Lender Party in connection with the execution, delivery, performance and ongoing administration of, or the transactions contemplated by, the Credit Agreement and the other Loan Documents, each Lender, the Administrative Agent and each Obligor agree to eliminate any possibility that any past conduct, conditions, acts, omissions, events, circumstances or matters of any kind whatsoever could impair or otherwise affect any rights, interests, contracts or remedies of the Lenders, the Administrative Agent or any other Lender Party. Therefore, each Obligor, on behalf of itself and its employees, agents, officers, directors, representatives, predecessors, successors, transferees and assigns, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, knowingly releases, waives and forever discharges (and further agrees not to allege, claim or pursue) (a) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind whatsoever of any Lender Party to any Obligor, except for any obligations remaining to be respectively performed by the Lenders as expressly set forth in this Agreement, the Credit Agreement and the other Loan Documents, (b) any legal, equitable or other obligations of any kind whatsoever, whether known or unknown, of any Lender Party to any Obligor (and any rights of any Obligor against any Lender Party) other than any such obligations expressly set forth in this Agreement, the Credit Agreement and the other Loan Documents, (c) any and all claims, whether known or unknown, under any oral or implied agreement with (or obligation or undertaking of any kind whatsoever of) any Lender Party which is different from or in addition to the express terms of this Agreement, the Credit Agreement and the other Loan Documents and (d) all other claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Obligor or any predecessor, successor or assign might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Effective Date. The Obligors further understand and agree that none of the Lenders, the Administrative Agent, any Issuer or any other Lender Party shall at any time, whether heretofore, on or as of the Effective Date or thereafter, be liable or responsible for any special, consequential, punitive, incidental, exemplary or other similar damages or claims arising in any way out of the Loan Documents, the transactions contemplated thereby or any action taken or not taken in connection therewith. Each Lender Party hereby further agrees that the Administrative Agent shall not have any liability or responsibility whatsoever, and shall be fully protected and exculpated from and against, any action taken or not taken by it at the direction of the Required Lenders.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

CHAMPION HOME BUILDERS CO.
By
Name:
Title:

CHAMPION ENTERPRISES, INC.
By
Name:
Title:

Solely for purposes of Articles VI and VII, each of the undersigned Obligors: CHAMPION ENTERPRISES MANAGEMENT CO.
By
Name:
Title:

CHAMPION RETAIL, INC.
By
Name:
Title:

HIGHLAND ACQUISITION CORP.
By
Name:
Title:

Signature Pages to Waiver and Forbearance Agreement

HIGHLAND MANUFACTURING COMPANY LLC
By
Name:
Title:

HOMES OF MERIT, INC.
By
Name:
Title:

NEW ERA BUILDING SYSTEMS, INC.
By
Name:
Title:

NORTH AMERICAN HOUSING CORP.
By
Name:
Title:

REDMAN HOMES, INC.
By
Name:
Title:

SAN JOSE ADVANTAGE HOMES, INC.
By
Name:
Title:

Signature Pages to Waiver and Forbearance Agreement

STAR FLEET, INC.
By
Name:
Title:

WESTERN HOMES CORPORATION
By
Name:
Title:

Signature Pages to Waiver and Forbearance Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent
By
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By
Name:
Title:

Signature Pages to Waiver and Forbearance Agreement

[INSERT NAME OF LENDER]
By
Name:
Title:

Signature Pages to Waiver and Forbearance Agreement